THE INDIA FUND, INC. ANNOUNCES FINAL RESULTS OF RIGHTS OFFERING
     NEW YORK, August 28, 2009—The India Fund, Inc. (NYSE: IFN; the “Fund”) announced today the successful completion of its non-transferable rights offering (the “Offer”). The Offer, which commenced on July 20, 2009 and expired on August 14, 2009, entitled stockholders of record as of July 20, 2009 to subscribe for additional shares of the Fund’s common stock. The aggregate total number of new shares issued was 11,614,192. In accordance with the terms of the Offer, the subscription price of $26.42 represented 95% of the net asset value per share as of the close of business on the expiration date of the Offer. Net proceeds to the Fund from the Offer, after deduction of expenses payable by the Fund, totaled approximately $306,059,524.64.
     Shares issued pursuant to the Offer have been distributed. Investors who hold through brokers, banks or other nominees received their shares in accordance with the procedures of those nominees.
     The Fund is a closed-end management investment company that seeks long-term capital appreciation by investing primarily in Indian equity securities. The Fund conducts semi-annual repurchase offers and is traded on the New York Stock Exchange under the trading symbol “IFN.”
     Blackstone Asia Advisors L.L.C. serves as the Investment Manager to the Fund. The Investment Manager is an affiliate of The Blackstone Group, L.P.

Contact:	Blackstone Asia Advisors L.L.C. 1-866-800-8933
     This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. Such forward-looking statements are based on the Fund’s current plans and expectations, and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund’s filings with the Securities and Exchange Commission.